CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Equity Trust – Legg Mason Target Retirement 2015 (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2011 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Equity Trust –	Legg Mason Partners Equity Trust –
Legg Mason Target Retirement 2015	Legg Mason Target Retirement 2015

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak
R. Jay Gerken	Kaprel Ozsolak
Date: March 23, 2011	Date: March 23, 2011

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Equity Trust – Legg Mason Target Retirement 2020 (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2011 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Equity Trust –	Legg Mason Partners Equity Trust –
Legg Mason Target Retirement 2020	Legg Mason Target Retirement 2020

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak
R. Jay Gerken	Kaprel Ozsolak
Date: March 23, 2011	Date: March 23, 2011

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Equity Trust – Legg Mason Target Retirement 2025 (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2011 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Equity Trust –	Legg Mason Partners Equity Trust –
Legg Mason Target Retirement 2025	Legg Mason Target Retirement 2025

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak
R. Jay Gerken	Kaprel Ozsolak
Date: March 23, 2011	Date: March 23, 2011

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Equity Trust – Legg Mason Target Retirement 2030 (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2011 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Equity Trust –	Legg Mason Partners Equity Trust –
Legg Mason Target Retirement 2030	Legg Mason Target Retirement 2030

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak
R. Jay Gerken	Kaprel Ozsolak
Date: March 23, 2011	Date: March 23, 2011

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Equity Trust – Legg Mason Target Retirement 2035 (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2011 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Equity Trust –	Legg Mason Partners Equity Trust –
Legg Mason Target Retirement 2035	Legg Mason Target Retirement 2035

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak
R. Jay Gerken	Kaprel Ozsolak
Date: March 23, 2011	Date: March 23, 2011

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Equity Trust – Legg Mason Target Retirement 2040 (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2011 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Equity Trust –	Legg Mason Partners Equity Trust –
Legg Mason Target Retirement 2040	Legg Mason Target Retirement 2040

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak
R. Jay Gerken	Kaprel Ozsolak
Date: March 23, 2011	Date: March 23, 2011

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Equity Trust – Legg Mason Target Retirement 2045 (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2011 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Equity Trust –	Legg Mason Partners Equity Trust –
Legg Mason Target Retirement 2045	Legg Mason Target Retirement 2045

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak
R. Jay Gerken	Kaprel Ozsolak
Date: March 23, 2011	Date: March 23, 2011

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Equity Trust – Legg Mason Target Retirement 2050 (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2011 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Equity Trust –	Legg Mason Partners Equity Trust –
Legg Mason Target Retirement 2050	Legg Mason Target Retirement 2050

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak
R. Jay Gerken	Kaprel Ozsolak
Date: March 23, 2011	Date: March 23, 2011

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Equity Trust – Legg Mason Target Retirement Fund (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2011 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Equity Trust –	Legg Mason Partners Equity Trust –
Legg Mason Target Retirement Fund	Legg Mason Target Retirement Fund

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak
R. Jay Gerken	Kaprel Ozsolak
Date: March 23, 2011	Date: March 23, 2011

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.